UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 30, 2004

                           BOWL AMERICA INCORPORATED
               _________________________________________________
               (Exact Name of Registrant as Specified in Charter)



     Maryland                        1-7829                     54-0646173
 ____________________________________________________________________________
(State or Other Jurisdiction)  (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)



                6446 Edsall Road , Alexandria, VA           22312
         __________________________________________________________
            (Address of Principal Executive Office)      (Zip Code)

Registrant's telephone number, including area code:  (703) 941-6300

                            Not Applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement.

	The Registrant has entered into employment agreements with Ms. Cheryl
A. Dragoo and Mr. Irvin Clark, respectively.

	The Registrant's employment agreement with Ms. Cheryl Dragoo as Controller, Chief Financial Officer and Assistant Treasurer is for a term of two years commencing January 1, 2005 and expiring on December 31, 2006. This agreement provides for an annual salary of $130,000.00 per year during 2005 and $140,000.00 per year during 2006.

	The Registrant's employment agreement with Mr. Irvin Clark as General Manager is for a term of one year commencing January 1, 2005 and expiring on December 31, 2005. This agreement provides for an annual salary of $170,000.00. Mr. Clark is also a member of the Registrant's board of directors.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
	Exhibit			Description

      10.1  	Employment Agreement between Ms. Dragoo and the Registrant.
      10.2      Employment Agreement between Mr. Clark and the Registrant.


                                SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BOWL AMERICA INCORPORATED
                                             (Registrant)




Dated:  December 30, 2004              By: Leslie H. Goldberg
                                           President and Chief Executive Officer














EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT is dated as of the 31st day of December, 2004 by and between BOWL AMERICA INCORPORATED, hereinafter called "Corporation", and Cheryl
A. Dragoo, hereinafter called "Dragoo",

          WITNESSETH:

          WHEREAS the parties desire to enter into an Employment Contract to go into effect on January 1, 2005;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereby agree as follows:

          1. Corporation hereby employs Dragoo, and Dragoo hereby agrees to work for Corporation for a term of two years commencing January 1, 2005, and expiring on December 31, 2006;

          2. Dragoo shall serve as Controller, Chief Financial Officer and Assistant Treasurer of the Corporation, performing the functions and duties normally performed by a Controller, Chief Financial Officer and Assistant Treasurer.

          3. Dragoo shall devote her full time and attention to the affairs of the Corporation.

          4. Dragoo shall be entitled by way of remuneration for her services the sum of $130,000 per year during 2005 and $140,000 per year during 2006, to be paid in bi-weekly installments.

          5. This Agreement is purely personal with Cheryl A. Dragoo and in the event of her death or total disability during the contract period, this agreement shall terminate and the obligations of the Corporation to make any payments shall cease.

                                         BOWL AMERICA INCORPORATED



                                         By: Leslie H. Goldberg, President

ATTEST:

Michael T. Dick                               Cheryl A. Dragoo
Assistant Secretary












EXHIBIT 10.2
                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT is dated as of the 31st day of December, 2004, by and between BOWL AMERICA INCORPORATED, hereinafter called "Corporation", and Irvin Clark, hereinafter called "Clark",

          WITNESSETH:

          WHEREAS the parties desire to enter into an Employment Contract to go into effect on January 1, 2005;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereby agree as follows:

          1. Corporation hereby employs Clark, and Clark hereby agrees to work for Corporation for the year commencing January 1, 2005, and expiring on December 31, 2005.

          2. Clark shall serve as General Manager of the Corporation, performing the functions and duties normally performed by a General Manager.

          3. Clark shall devote his full time and attention to the affairs of the Corporation.

          4. Clark shall be entitled by way of remuneration for his services to the sum of $170,000 per year to be paid in bi-weekly installments.

          5. This Agreement is purely personal with Irvin Clark and in the event of his death or total disability during the contract period, this agreement shall terminate and the obligations of the Corporation to make any payments shall cease.

                                           BOWL AMERICA INCORPORATED



                                           By: Leslie H. Goldberg, President


ATTEST:

Michael T. Dick                                     Irvin Clark
Assistant Secretary